CONSENT OF CHARLES J. BIRNBERG, CPA, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 16, 1999, in the Registration Statement (Form SB-2) and the related Prospectus of Tech Laboratories, Inc.


                                              /s/ Charles J. Birnberg
                                              ----------------------------------
                                              Charles J. Birnberg

Hackensack, New Jersey
July 9, 1999